                                     THE NEW
                            GOLDEN STATE BANCORP INC.
                                      (GSB)
===============================================================================

                                    MERGER OF

                          CALIFORNIA FEDERAL BANK, FSB

                                       AND

                           GLENDALE FEDERAL BANK, FSB
================================================================================
             THROUGH THE ACQUISITION BY GOLDEN STATE BANCORP INC. OF

                     FIRST NATIONWIDE (PARENT) HOLDINGS INC.

                                February 5, 1998

[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.

FORWARD LOOKING STATEMENT
================================================================================

This presentation contains forward looking statements with respect to management beliefs, estimates, projections, assumptions, the financial condition, results of operations and business of First Nationwide (Parent) Holdings Inc. and Golden State Bancorp Inc. (and their respective subsidiaries) and, assuming the consummation of the merger, a combined Golden State Bancorp Inc./First Nationwide (Parent) Holdings Inc. including statements relating to:
(a) the cost savings and accretion to reported and cash earnings that will be realized from the merger; (b) the impact on revenues of the merger; and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties, including the risks and uncertainties detailed from time to time in Glendale Federal's and California Federal's OTS reports and filings. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame; (2) revenues following the merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of Golden State Bancorp Inc. and First Nationwide (Parent) Holdings Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins or accelerate mortgage refinancings; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW
===============================================================================

TRANSACTION OVERVIEW
===============================================================================


Transaction:                      Merger of First Nationwide (Parent) Holdings
                                  Inc. ("FNPH") into Golden State Bancorp Inc.
                                  ("GSB"). GSB SHAREHOLDERS RETAIN THEIR
                                  EXISTING SHARES

Consideration:                    o Current GSB shareholders to own between 55%
                                    and 58% of pro forma company

                                  o GSB to distribute LTWs(TM) for 85% of
                                    goodwill lawsuit as planned

                                  o CalFed to leave a proportional amount of
                                    proceeds from their lawsuit behind in the company upon settlement

Accounting:                         Purchase Accounting applied to GSB/Fiscal
                                    year changed to December 31

Tax Treatment:                      Tax-free to both GSB and FNPH shareholders

Management:                         CalFed management team to manage pro forma
                                    company

                                  o Gerald J. Ford - Chairman and CEO

                                  o Carl B. Webb - President and COO

Board of Directors:               10 CalFed / 5 GSB

Corporate Name:                   Golden State Bancorp - Holding Company
                                  California Federal Bank - Operating
                                  Subsidiary

Management of Goodwill Lawsuits:  Stephen J. Trafton and Richard A. Fink to
                                  assume primary responsibility for management of both GSB's and CalFed's goodwill lawsuits

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION RATIONALE
================================================================================

                  o     Financially Attractive

                  o     Strategically Compelling

                  o     Low Risk Transaction

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION RATIONALE - FINANCIALLY ATTRACTIVE
===============================================================================

o Availability of cost savings results in significant accretion to GSB's pro forma EPS:

      - Cash EPS estimated to increase by 17% and 23% to $2.75 and $3.15 in CY 1999 and CY 2000

o     Transaction is tax-efficient:

      - Separation of goodwill lawsuit effectuated on a tax-advantaged basis

o Ability to reduce leverage provides opportunity to generate earnings growth


-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION RATIONALE - STRATEGICALLY COMPELLING
===============================================================================

o     Creates CA's 5th largest depository institution:

      -     $25 billion in deposits with a 6.4% statewide market share

      -     $28 billion in total deposits and $51 billion in total assets

o Marries GSB's low-cost deposit generation franchise with CalFed's strong mortgage origination capability:

      -     GSB pro forma cost of funds at 4.83%

      -     Combined mortgage banking business among top 10 in the US:

            - Approximately $100 billion servicing portfolio, 7th nationally

            -     $10 billion in pro forma 1997 originations, 12th nationally

o     Broader base to grow consumer and business banking franchise:

      -     Combined $287 million in business loans outstanding

      -     $1 billion in consumer loans

o     Provides CalFed with currency for ongoing M&A activity

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION RATIONALE - LOW RISK
================================================================================

o Estimated cost savings of $160 million, including CENFED and RedFed cost savings

o In-market transaction: 45% of GSB branches within 2 miles of a CalFed branch

      -     Currently anticipates closing over 50 branches

o     CalFed has a proven consolidation track record:

      - CalFed has acquired over $20 billion of deposits over the past four years, extracting approximately $180 million in annual cost savings

o     Both companies have exemplary credit quality:

      -     Pro forma NPAs/Assets below 1.0%

      -     Pro forma Reserves/NPLs at 196%, providing significant cushion

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION RATIONALE
================================================================================

             TOP QUARTILE
              FINANCIAL                                    ENHANCED
              PERFORMANCE                                SHAREHOLDER
                  +                                         VALUE
           STRENGTHENED AND                              BOTH AS AN
          GROWING CALIFORNIA                             INDEPENDENT
               FRANCHISE                                 ENTITY AND A
                  +                                     CONSOLIDATION
          LOW RISK IN-MARKET                              CANDIDATE
              TRANSACTION

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

ANTICIPATED TIMETABLE
================================================================================

-------------------------------------------------------------------------------
   FEB       MAR       APR       MAY       JUN       JUL       AUG       SEP
-------------------------------------------------------------------------------

-----------
  ANNOUNCE
 GSB/CALFED
TRANSACTION
-----------
        -------------
        GSB COMPLETES
            CENFED
         ACQUISITION
        -------------
                        ----------
                        GSB ISSUES
                         LTWs(TM)
                        ----------
                               -----------------
                                GSB REPURCHASES
                                  SHARES TO BE
                               ISSUED FOR REDFED
                               -----------------
                                              -------------
                                              GSB COMPLETES
                                                 REDFED
                                               ACQUISITION
                                              -------------
                                                           --------------------
                                                           GSB/FNPH TRANSACTION
                                                           --------------------
                                                           PRICING       CLOSING
                                                           PERIOD
                                                           --------------------

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

                             OVERVIEW OF CALIFORNIA
                                    FEDERAL
===============================================================================

OVERVIEW OF CALFED
===============================================================================

o     Fourth largest thrift in the U.S., with over $30 billion in assets

o     Serves consumers in California, Florida and Nevada

o     225 branches with $16.2 billion in deposits

o Large mortgage banking operation servicing over $60 billion at a dedicated facility in Frederick, MD

o     Strong credit quality (229% Reserves/NPLs)

o     80% owned by Ronald O. Perelman and 20% by Gerald J. Ford

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

CALFED'S PROVEN ACQUISITION
TRACK RECORD
===============================================================================

                                                                        DEPOSITS  COST SAVINGS
   DATE       TYPE                      TARGET                            (MM)     $      %**
-----------------------------------------------------------------------------------------------
Depository Institutions:
   9/94       Thrift                    First Nationwide Bank           $10,048  $50.0    18%
   8/95       Branch                    3 Branches of ITT Federal           356     --    --
   12/95      Branch                    4 Branches of Citizens Federal      144     --    --
   2/96       Thrift                    San Francisco Federal             2,679   45.6    58
   6/96       Thrift                    Home Federal                        632     --    --
   1/97       Thrift                    California Federal                8,986   88.9    37
Other:                                                                 SERVICING
   2/95       Loan Servicing Portfolio  Standard Federal                $11,400*   N/A   N/A
   10/95      Loan Servicing Portfolio  Lomas Mortgage                   11,100*   N/A   N/A
   1/96       Loan Servicing Portfolio  Lomas Mortgage                   14,100*   N/A   N/A
   5/97       Loan Servicing Portfolio  Weyerhaeuser                      3,200*   N/A   N/A
   9/97       Finance                   Auto One                            N/A    N/A   N/A
   2/98       Finance                   Gulf States Acceptance              N/A    N/A   N/A

*  Acquisition of a servicing portfolio.
** Expressed as a percentage of target non-interest expense.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

CALFED HISTORICAL AND PROJECTED
FINANCIAL DATA
===============================================================================

($ IN MILLIONS)                               PRO FORMA*                           PROJECTED
                                        YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                        -----------------------        --------------------------------
                                                 1997                    1998E       1999E       2000E
=======================================================================================================
Net Interest Income after Provision            $    679                $    734    $    750    $    765
Non-interest Income                                 364                     312         328         340
Non-interest Expense                               (586)                   (546)       (575)       (596)
Amortization of Intangibles                         (49)                    (47)        (47)        (47)
                                               --------                --------    --------    --------
Pre-Tax Income                                      408                     453         456         462
Income Tax Expense                                 (193)                   (211)       (212)       (215)
                                               --------                --------    --------    --------
   Net Income Before Minority Interest              215                     242         244         247
REIT Preferred                                      (26)                    (26)        (26)        (26)
                                               --------                --------    --------    --------
   Net Income                                       189                     216         218         221
                                               ========                ========    ========    ========
Preferred Dividends                                 (53)                    (53)        (53)        (53)
                                               --------                --------    --------    --------
   Net Income to Common                        $    136                $    163    $    165    $    168
                                               ========                ========    ========    ========
-------------------------------------------------------------------------------------------------------
Cash Net Income to Common                      $    185                $    210    $    212    $    215
-------------------------------------------------------------------------------------------------------
Cash ROAA**                                        0.79%                   0.81%       0.79%       0.78%
Cash ROACE**                                      16.57                   18.07       17.68       16.58
-------------------------------------------------------------------------------------------------------

*  Reflects pro forma tax rate of 42%.

** Cash net income divided by average tangible assets and common equity, respectively.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

FNPH HISTORICAL AND PROJECTED
FINANCIAL DATA
===============================================================================
($ IN MILLIONS)

                                   PRO FORMA*          PROJECTED PRO FORMA*
                                   ----------        -----------------------
                                      1997           1998E    1999E    2000E
===============================================================================
CALFED CASH NET INCOME TO COMMON     $ 185           $ 210    $ 212    $ 215

INTEREST EXPENSE                       (90)            (90)     (90)     (90)

OTHER EXPENSE                           (9)             (9)      (9)      (9)
                                     -----           -----    -----    -----
-------------------------------------------------------------------------------
CASH NET INCOME**                    $  86           $ 111    $ 113    $ 116
                                     =====           =====    =====    =====
-------------------------------------------------------------------------------
GAAP NET INCOME**                    $  37           $  64    $  66    $  69

CASH ROAA***                          0.28%           0.33%    0.33%    0.33%

*     Reflects pro forma tax rate of 42%.

**    Includes Ford's minority interest in First Nationwide Holdings.

*** Net income before goodwill amortization divided by average tangible assets.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

BALANCE SHEET

(AT DECEMBER 31, 1997)
===============================================================================
($ IN BILLIONS)                                 CALFED          FNPH*
-------------------------------------------------------------------------------
ASSETS
         Cash & Investments                      $ 1.3          $ 1.3
         Mortgage-Backed Securities                6.4            6.4
         Loans, Net                               20.9           20.9
                                                 -----          -----
         Total Earning Assets                     28.6           28.6
         Goodwill                                  0.7            0.7
         Mortgage Servicing Rights                 0.5            0.5
         Other Assets                              1.5            1.5
                                                 -----          -----
           TOTAL ASSETS                          $31.3          $31.4
                                                 =====          =====
LIABILITIES & SHAREHOLDERS' EQUITY
         Deposits                                $16.2          $16.2
         Borrowings                               11.7           13.1
         Other Liabilities                         0.7            0.7
                                                 -----          -----
           TOTAL LIABILITIES                      28.5           30.0
         Minority Interest                         0.5            1.0
         Preferred Equity                          0.5             --
         Common Equity                             1.8            0.4
                                                 -----          -----
           TOTAL EQUITY                            2.3            0.4
                                                 -----          -----
           TOTAL LIABILITIES & SHAREHOLDERS'
             EQUITY                              $31.3          $31.4
                                                 =====          =====

* Pro forma for reclassification of Gerald Ford's minority interest in First Nationwide Holdings as an equity interest in FNPH.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

                               PRO FORMA FRANCHISE
===============================================================================

CREATES A LEADING CALIFORNIA FRANCHISE
================================================================================

($ IN BILLIONS)
                                    CALIFORNIA            MARKET
     RANK         COMPANY            DEPOSITS             SHARE
-------------------------------------------------------------------------------
      1.          BankAmerica         $ 81.4              20.7%
      2.          Wells Fargo           54.2              13.8
      3.          Ahmanson*             33.8               8.6
      4.          Washington Mutual     33.3               8.5
            -------------------------------------------------------------------
                  PRO FORMA             25.3               6.4
            -------------------------------------------------------------------
      5.          UnionBanCal           20.3               5.2
      6.          CALFED                13.7               3.5
      7.          Golden West           13.7               3.5
      8.          GSB*                  11.6               3.0
      9.          Sanwa Bank             5.8               1.5
     10.          Citicorp               4.8               1.2
-------------------------------------------------------------------------------

* Pro forma for all acquisitions

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

CALIFORNIA BRANCH OVERLAP

PRO FORMA COMPANY HAS A TOP RANKING IN EACH OF CA'S MOST POPULOUS REGIONS
===============================================================================

[PICTURE OF MAP]

[ ] GlenFed

[ ] CalFed

[ ] Both

PRO FORMA MARKET SHARE ($ BN)

===========================================================
MSA                     DEPOSITS        SHARE          RANK
---                     --------        -----          ----
Los Angeles               $9.4           7.3%            4
San Francisco              3.7           6.5             4
Orange County              2.4           7.1             5
Riverside -                2.0          10.4             3
   San Bernadino
Oakland                    1.6           5.0             5
Central Valley*            1.4           6.6             4
San Diego                  0.9           3.9             6
-----------------------------------------------------------

* Includes Fresno, Kern, Kings, Madera, Merced, San Joaquin, Stanislaus and Tulare counties.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

MORTGAGE BANKING
===============================================================================

($ IN BILLIONS)
                                   CALFED       GSB**     PRO FORMA
-------------------------------------------------------------------------------
12/31/97 Servicing Portfolio        $61.6       $38.2      $ 99.9
   U.S. Rank*                          10          23           7

Number of Loans Serviced (000s)       811         293       1,104

1997 Origination Volume             $ 8.5       $ 1.5      $ 10.0
   U.S. Rank*                          15          --          12

* Most recent available, as of or for the nine months ended September 30, 1997.

**    Pro forma for CENFED and RedFed.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

INTEREST RATE ENVIRONMENT
===============================================================================

                   ASSUMING A 100BP PARALLEL        ASSUMING A 200BP PARALLEL
                   INCREASE IN INTEREST RATES       INCREASE IN INTEREST RATES
% Change in       ------------------------------------------------------------
   Market               GSB          GSB                  GSB           GSB
Value of Net        Stand Alone   Pro Forma            Stand Alone   Pro Forma
   Assets*             (9.2)%       (3.3)%               (20.6)%       (12.7)%
                  (greater than)                     (greater than)
                                      -------------------------------------
                      Combination with CalFed reduces interest rate sensitivity

* Based on position as of September 30, 1997.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

DEPOSIT PORTFOLIO COMPARISON

=======================================================================================================
AT OR FOR THE YEAR ENDED DECEMBER 31, 1997
                                                                      PRO
($ IN MILLIONS)                            CALFED        GSB*        FORMA          AHM**         GDW
=======================================================================================================
TRANSACTION ACCOUNTS
Savings & Money Market                     $3,142       $3,037       $ 6,179       $10,028      $ 3,413
Checking                                    2,316        1,746         4,062         2,173          286
                                           ------       ------       -------       -------      -------
     Total                                 $5,458       $4,783       $10,241       $12,201      $ 3,699
                                           ======       ======       =======       =======      =======
                                                                     -------
Transaction Accounts/Total Deposits          33.4%        40.1%         36.4%         31.4%        15.3%
                                                                     -------
DDA Accounts/Total Deposits                  14.3         14.6          14.4           5.6          1.2

# of Checking Accounts (000s)                 569          399           968           N/A          N/A
# of Total Accounts (000s)                  1,304        1,049         2,353           N/A          N/A
# of ATMs                                     278          291           569           N/A          N/A
# of Branches                                 225          205           430           N/A          N/A
# of Households Served (000s)               1,022          696         1,718           N/A          N/A
=======================================================================================================

*   Pro forma for the CENFED and RedFed acquisitions.

**  Deposits as of September 30, 1997.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

COMPARISON OF THRIFT FRANCHISES
===============================================================================

                            PRO FORMA
($ IN BILLIONS)                GSB*        AHM           GDW            WAMU
-------------------------------------------------------------------------------
Market Cap                    $ 4.0       $ 6.9         $ 4.8          $16.8
Total Equity                    2.6         3.4           2.7            5.3
Total Assets                   51.3        55.5          39.6           97.1

1999E Cash Net Income*          0.4         0.6           0.4            1.5
1999E Cash P/E**               10.9x       11.2x         11.5x          11.3x

* Assumes full phase-in of cost savings and refinancing all debt and preferred.

** Based on closing market price on February 4, 1998. GSB and AHM adjusted for 85% of goodwill claim.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

COST SAVINGS
ACHIEVED IN FIFTEEN MONTHS
===============================================================================

($ IN MILLIONS)
                                                 RESULTS FROM FIRST NATIONWIDE
                                    RUN RATE         ACQUISITION OF CALFED
-------------------------------------------------------------------------------
COMPENSATION AND BENEFITS            $ 90.4                $40.5
OCCUPANCY AND EQUIPMENT                23.4       )
MARKETING                              12.1       )>        48.4
OTHER NON-INTEREST EXPENSE             34.3       )
                                     ------                -----
   TOTAL*                            $160.2                $88.9
                                     ======                =====
% OF GSB 1997 NON-INTEREST EXPENSE       45%                  37%**


                   AT OR FOR THE YEAR ENDED DECEMBER 31, 1997
                                -------------------------------------------
                                                     CLOSINGS &   ESTIMATED
                                CALFED       GSB     ATTRITION     COMBINED
-------------------------------------------------------------------------------
BRANCHES                           225        205         (54)        376
FTES                             4,983      3,454      (1,123)      7,314

* Includes $29 million fully phased-in cost savings from CENFED and RedFed.

**  % of CalFed's 1996 non-interest expense.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

DEBT REFINANCING OPPORTUNITY
($ IN MILLIONS)

=============================================================================================
($ IN MILLIONS)                                                                    AFTER-TAX
                                                          EXPECTED                SAVINGS BY
                                          SECURITY       REDEMPTION   BALANCE     REFINANCING*
---------------------------------------------------------------------------------------------
FIRST NATIONWIDE PARENT HOLDINGS    12 1/2% Senior Notes     2000     $   455        $11.8

FIRST NATIONWIDE HOLDINGS           12 1/4% Senior Notes     1999         200          4.9
                                     9 1/8% Senior Notes     2001         140          0.9
                                    10 5/8% Notes            2001         575          8.7
CALIFORNIA FEDERAL                  11 1/2% Preferred     At Closing      301         25.0
                                    10 5/8% Preferred        1999         172         12.8
                                                                       ------        -----
                                                                       $1,843        $64.3
                                                                       ======        =====

------------------------------------------------------------------------------------------
TOTAL AFTER-TAX SAVINGS BY REFINANCING                                               $64.3
SAVINGS PER SHARE                                                                    $0.48
------------------------------------------------------------------------------------------

* Assumes an average financing cost of 8.0% for subordinated debt, 5.5% for cash and a 42% tax rate. Debt refinanced with sub debt; preferred refinanced with excess cash.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

PRO FORMA FINANCIAL RESULTS
NET INCOME
===============================================================================
($ IN MILLIONS)

                                                      YEARS ENDING DECEMBER 31,
                                           RUN-RATE     ----------------------
                                             1999E*       1999E        2000E
-------------------------------------------------------------------------------
FNPH NET INCOME TO COMMON                  $   66.5     $   66.5     $   69.6
GSB NET INCOME TO COMMON**                    165.9        165.9        182.9

AFTER-TAX ADJUSTMENTS
COST SAVINGS***                                75.7         56.8         79.6
INCREMENTAL GOODWILL AMORTIZATION****         (69.3)       (69.3)       (69.3)
REFINANCING                                    64.3         34.6         45.8
                                           --------     --------     --------
   PRO FORMA GAAP NET INCOME               $  303.1     $  254.5     $  308.6
                                           ========     ========     ========

INCREMENTAL GOODWILL AMORTIZATION          $   69.3     $   69.3     $   69.3
EXISTING FNPH GOODWILL AMORTIZATION            47.0         47.0         47.0
-------------------------------------------------------------------------------
PRO FORMA CASH NET INCOME                  $  419.4     $  370.9     $  424.9
-------------------------------------------------------------------------------

*     Assumes fully phased-in cost savings and full benefit of refinancing.

** 1999E and 2000E based on First Call median 1998E estimates and long-term growth rate of 10%. Estimates converted to calendar year-end.

*** Assumes cost savings are phased-in 75% in 1999 and 100% in 2000; assumes 5% growth from 1999 to 2000.

****  Goodwill amortized over 15 years.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

PRO FORMA FINANCIAL RESULTS

EPS ACCRETION / (DILUTION)
===============================================================================

                                              YEARS ENDING DECEMBER 31,
                               RUN-RATE      --------------------------
                                 1999E*        1999E           2000E
-------------------------------------------------------------------------------
GAAP
   GSB EPS**                   $     2.12    $     2.12     $     2.34
   Pro Forma EPS                     2.25          1.89           2.29
   % Accretion/(Dilution)             6.0%        (11.0)%         (2.2)%

Cash
   GSB Cash EPS**              $     2.35    $     2.35     $     2.57
   Pro Forma Cash EPS                3.11          2.75           3.15
   % Accretion/(Dilution)            32.2%         16.9%          22.6%

FD Shares                           135.0         135.0          135.0

*     Assumes fully phased-in cost savings and full benefit of refinancing.

** 1999E and 2000E based on First Call median 1998E estimates and long-term growth rate of 10%. Estimates converted to calendar year-end and adjusted for CENFED transaction as a purchase.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

PRO FORMA BALANCE SHEET DATA
===============================================================================

AT DECEMBER 31, 1997                                               PRO
($ IN MILLIONS)             FNPH          GSB*    ADJUSTMENTS     FORMA
-------------------------------------------------------------------------------
Loans, net                 $20,908      $14,173          --      $35,081
MBS                          6,414        2,757          --        9,171
Intangibles                    676          236      $1,075        1,988
Total Assets                31,362       19,243         658       51,263
Wholesale Borrowings        11,232        4,821          --       16,054
Deposits                    16,203       11,942          --       28,145
Common Equity                  370        1,177       1,042        2,589
Preferred Equity                --          116        (116)          --
Book Value / FD Share           --      $ 15.03          --      $ 19.18

*    Pro forma for acquisitions of CENFED and RedFed.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

PRO FORMA CAPITAL AT THE
BANK LEVEL
===============================================================================

ESTIMATED AT CLOSING
($ IN MILLIONS)                              GLENDALE
                                              FEDERAL                    PRO
                                   CALFED      BANK*     ADJUSTMENTS    FORMA
-------------------------------------------------------------------------------
   Preferred Equity                $  473     $   --       $  (301)     $  172
   Convertible Preferred Equity        --        116          (116)         --
   Common Equity                    1,787      1,161         1,236       4,184
                                   ------     ------       -------      ------
     Total Equity                  $2,260     $1,277       $   819      $4,356
                                   ======     ======       =======      ======

   Intangibles                     $  676     $  236       $ 1,076      $1,988

   Core Leverage Ratio               5.65%      5.16%           --        5.45%
   Risk-Based Capital               11.93      10.32            --       10.97

*     Pro forma for acquisitions of CENFED and RedFed.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

PRO FORMA ASSET QUALITY DATA
===============================================================================

($ IN MILLIONS)
                                                                PRO
                                   CALFED         GSB*         FORMA
-------------------------------------------------------------------------------
Non-Performing Loans (NPLs)       $ 192.2       $ 127.7       $ 319.9
REO                                  80.1          57.5         137.6
Non-Performing Assets (NPAs)        272.3         185.2         457.5
Loan Loss Reserve                   439.2         188.3         627.5

NPAs / Assets                        0.87%         0.96%         0.88%
Reserves / NPLs                      2.29x         1.01x         1.96x
Reserves / Loans                     2.10%         1.33%         1.79%

*     Pro forma for CENFED and RedFed.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

SUMMARY OF COLLAR
===============================================================================

                GSB                            PRO FORMA GSB        PRO FORMA
              ADJUSTED                         FULLY-DILUTED      PERELMAN/FORD
               PRICE                              OWNERSHIP         OWNERSHIP
-------------------------------------------------------------------------------
           $32.00 or less                               58%          42%
 greater than  $32.00 but less than $32.50              57%          43%
 greater than or equal to $32.50 but less than $33.00   56%          44%
           $33.00 or more                               55%          45%
-------------------------------------------------------------------------------

o Shares issued to Perelman/Ford at closing according to pro forma ownership percentage

o Assuming an adjusted price of $32.00, the implied current trading value of GSB shares would approximate $38.00, based on a $6.00 per share value ascribed to GSB's goodwill litigation claim

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TRANSACTION SUMMARY

GOODWILL LITIGATION
===============================================================================

o GSB will continue its plan to distribute to shareholders Litigation Tracking Warrants(TM) ("LTWs(TM)") for 85% of its existing goodwill litigation claim in late April

o Upon settlement of CalFed goodwill litigation claim, distributions will be as follows:

      - CALGZ and CALGL will receive cash proceeds in accordance with their terms

      - An amount is retained in the Company equal to (i) the value of 15% of GSB's goodwill litigation proceeds not distributed to GSB's shareholders through the LTWsTM multiplied by (ii) Perelman/Ford's ownership as a percentage of the current GSB shareholders' ownership in the pro forma Company

      - GSB shares equal to the remaining value (if any) will be distributed to Perelman/Ford

o After closing, litigation value embedded in pro forma company estimated at approximately $1.00 per share

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

CONCLUSION
===============================================================================


            TOP QUARTILE
              FINANCIAL
             PERFORMANCE                                   ENHANCED
                                                         SHAREHOLDER
                  +                                         VALUE
                                                          BOTH AS AN
            STRENGTHENED                                 INDEPENDENT
             AND GROWING                                ENTITY AND A
             CALIFORNIA                                 CONSOLIDATION
              FRANCHISE                                   CANDIDATE

                  +

         LOW RISK IN-MARKET
             TRANSACTION

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

                                    APPENDIX
===============================================================================

SUMMARY STRUCTURE

GSB SHAREHOLDERS RETAIN THEIR EXISTING SHARES
===============================================================================


RONALD O. PERELMAN          [-------
        |                        -------
        |                             --------
        | 100%                            -------GSB SHARES
        |                                     -------
FIRST NATIONWIDE           STOCK MERGER              -
PARENT HOLDINGS ------------------------------------]             GOLDEN STATE
        |                                     ---             BANCORP
        |                                  ---    GSB SHARES     |
        |  80%                          ---                      |
        |                             --                         |
FIRST NATIONWIDE    20%           [---                           |
    HOLDINGS    ------------GERALD J. FORD*                      |
        |                                                        |
        |                                                        |
        | 100%                                                   |
        |                                                        |
   CALIFORNIA             OPERATIONS COMBINED                GLENDALE
  FEDERAL BANK         [----------------------]            FEDERAL BANK



* Ford's interest in First Nationwide Holdings to be exchanged for GSB stock.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

ILLUSTRATION OF PRO FORMA SHARES*
(IN MILLIONS OF SHARES)
===============================================================================

                                            GSB ADJUSTED PRICE
                                     ------------------------------
                                     $28.76**    $32.00      $33.00
-------------------------------------------------------------------------------
GSB Outstanding Common Shares          51.0        51.0        51.0
Series A Preferred Stock               11.1        11.1        11.1
Options                                 2.4         2.7         2.8
Warrants                                6.5         6.9         7.0
Shares Issued for CENFED                7.3         7.3         7.3
                                      -----       -----       -----
Fully-Diluted GSB Shares               78.3        79.0        79.2
   % Ownership                         58.0%       58.0%       55.0%

Shares Issued to Perelman/Ford         56.7        57.2        64.8
   % Ownership                         42.0%       42.0%       45.0%

Pro Forma Fully-Diluted Shares        135.0       136.2       144.0
   % Ownership                        100.0%      100.0%      100.0%

-------------------------------------------------------------------------------
GSB Adjusted Price:

o Calculated as the average GSB closing price during the 15 trading days selected randomly from the 30 trading days immediately prior to the third day preceding closing

o     Adjusted to exclude 100% of the value of GSB's goodwill litigation
-------------------------------------------------------------------------------

*     Assumes the treasury stock method used to calculate fully diluted shares.

**    Value assuming the February 4, 1998 GSB closing price of $35.75.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

ESTIMATED TRANSACTION GOODWILL
===============================================================================

($ IN MILLIONS)

              Purchase Price                             $ 2,334*
              Less: Tangible Equity                       (1,056)
              Less: Value of 15% of Goodwill Claim           (82)
              Plus: Transaction Reserve (after tax)          116
                                                         -------
                 Goodwill Created                          1,312
                                                         =======

              Existing Goodwill at GSB                      (236)
                                                         -------
                 Net Goodwill Generated                  $ 1,076
                                                         =======


* Assumes an adjusted price of $29.81 and 78.3 million fully diluted shares.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

TAX BENEFITS TO BE RETAINED BY PERELMAN/FORD
===============================================================================

o     Going forward tax rate to approximate statutory rate

o CalFed's existing $1 billion net operating loss (NOL) will be transferred to GSB

o     Annual usage of the NOL to shelter taxable income will be limited by
      Section 382

o As, if and when tax benefits are realized, GSB will pay Perelman/Ford the value of the benefits

o Payments to Perelman/Ford to be made in shares of GSB stock. It is the Company's current intention to repurchase an equal number of shares in the open market

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

ILLUSTRATION OF GOODWILL
LITIGATION ADJUSTMENT
===============================================================================
-------------------------------------------------------------------------------
CURRENT
-------------------------------------------------------------------------------

Aggregate Litigation Value                                      $  598.7
LTWTM Value                                                       (508.9)
                                                                --------
Net GSB Litigation Retained by Pro Forma GSB                    $   89.8
                                                                ========

-------------------------------------------------------------------------------
PRO FORMA
-------------------------------------------------------------------------------

CalFed Litigation Value                                         $  440.0
Distribution to Certificate Holders:
      CALGZ                                                       (110.0)
      CALGL                                                       (123.0)
Distribution to Perelman/Ford                                     (142.0)
                                                                --------
Net CalFed Litigation Retained by Pro Forma GSB                 $   65.0
                                                                ========

-------------------------------------------------------------------------------
Key Assumptions

o Based on settlement today with both claims valued using the average prices for CALGL and GALGZ as of February 4, 1998. LTWsTM value accreted by a 20% time value of money premium.

o     Ownership based on current GSB stock price (58% GSB; 42% Perelman/Ford)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------

LOAN AND MORTGAGE-BACKED SECURITIES
COMPARISON
===============================================================================


AT DECEMBER 31, 1997
($ IN BILLIONS)
                                  CALFED                     GSB*                   COMBINED
                            ------------------      --------------------      ---------------------
                            BALANCE        %        BALANCE          %        BALANCE          %
---------------------------------------------------------------------------------------------------
1-4 Family                  $ 15.5**      72.4%      $ 10.3         71.5%      $ 25.8         72.1%
Multi-Family                   3.0        14.1          2.1         14.6          5.1         14.3
Commercial Real Estate         2.2        10.3          1.4          9.7          3.6         10.1
Consumer Loans                 0.7         3.3          0.3          2.1          1.0          2.8
Business                        --          --          0.3          2.1          0.3          0.8
                            ------       -----       ------        -----       ------        -----
   Total Gross Loans        $ 21.4       100.0%      $ 14.4        100.0%      $ 35.8        100.0%
                            ======       =====       ======        =====       ======        =====

MBS                         $  6.4                   $  2.8                    $  9.2

*     Adjusted for the CENFED and RedFed acquisitions.

**    Includes $1.5 billion of loans held for sale.

-------------------------------------------------------------------------------
[CAL FED LOGO]                                                   [CHEETAH LOGO]

    CALIFORNIA FEDERAL BANK F.S.B.                  GOLDEN STATE BANCORP INC.
-------------------------------------------------------------------------------